NB Private Markets Fund III (TE) LLC (the “Fund”) invests substantially all of its assets in NB Private Markets Fund III (Master) LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at December 31, 2021, was 42.79%. The Fund has included the Company’s schedule of investments as of December 31, 2021, below. The Company’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on March 1, 2022.

NB Private Markets Fund III (Master) LLC

Schedule of Investments

December 31, 2021 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value

Buyout/Growth (40.17%)
Advent International GPE VIII-B, L.P.	Primary	09/2016 - 09/2020	North America	$4,413,717	$9,350,747
Apollo Investment Fund IV, L.P.	Secondary	04/2014	North America	77,631	4,209
BV Investment Partners Fund VIII, L.P.	Primary	08/2014 - 02/2021	North America	1,114,229	3,688,851
Charlesbank Equity Fund VIII, L.P.	Primary	01/2015 - 08/2021	North America	6,775,753	5,856,138
Green Equity Investors VII, L.P.	Primary	05/2017 - 10/2020	North America	2,381,633	6,045,048
Levine Leichtman Capital Partners II, L.P.	Secondary	03/2014	North America	709,210	28,104
Lone Star Fund IX (U.S.), L.P.	Primary	03/2015 - 06/2018	North America	943,189	1,121,992
Platinum Equity Capital Partners III, L.P.	Secondary	12/2013 - 12/2020	North America	1,292,696	2,185,992
Rhone Partners V L.P.	Primary	07/2015 - 12/2021	North America	6,426,680	11,437,324
				24,134,738	39,718,405
Special Situations (11.96%)
Clearlake Capital Partners IV, L.P.	Primary	09/2015 - 12/2021	North America	1,961,527	4,108,852
Clearlake Opportunities Partners, L.P.	Primary	09/2015 - 06/2020	North America	1,416,781	2,256,316
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	05/2014 - 04/2017	North America	912,719	15,533
OrbiMed Royalty Opportunities II, L.P.	Primary	04/2015 - 12/2021	North America	469,713	315,280
Ridgewood Energy Oil & Gas Fund III, L.P.	Primary	05/2015 - 10/2021	North America	3,493,000	3,900,000
Walton Street Real Estate Fund VII, L.P.	Primary	03/2014 - 07/2019	North America	1,231,695	1,233,794
				9,485,435	11,829,775
Venture Capital (37.52%)
Lightspeed China Partners II, L.P.	Primary	06/2014 - 04/2021	Asia	1,141,676	6,167,149
Lightspeed Venture Partners Select, L.P.	Primary	03/2014 - 05/2019	North America	894,613	3,723,365
Lightspeed Venture Partners X, L.P.	Primary	07/2014 - 02/2020	North America	1,298,037	10,488,915
Meritech Capital Partners V L.P.	Primary	09/2014 - 07/2021	North America	1,784,414	16,728,726
				5,118,740	37,108,155

Money Market Fund (10.72%)
Morgan Stanley Institutional Liquidity Fund Government Porfolio				10,601,791	10,601,791
				10,601,791	10,601,791

Total Investments (cost $49,340,704) (100.37%)					99,258,126
Other Assets & Liabilities (Net) (-0.37%)					(364,462)
Members' Equity - Net Assets (100.00%)					$98,893,664

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at December 31, 2021 aggregated $49,340,704. Total fair value of illiquid and restricted securities at
December 31, 2021 was $99,258,126 or 100.37% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of December 31, 2021.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$-	$39,718,405	$39,718,405
Special Situations	-	-	-	11,829,775	11,829,775
Venture Capital	-	-	-	37,108,155	37,108,155
Money Market Fund	10,601,791	-	-	-	10,601,791
Totals	$10,601,791	$-	$-	$88,656,335	$99,258,126

Significant Unobservable Inputs

As of December 31, 2021, the Company had investments valued at $99,258,126. The fair value of investments valued at $88,656,335 in the Company's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The estimated remaining life of the Company’s Portfolio Funds as of December 31, 2021 is one to five years, with the possibility of extensions by each of the Portfolio Funds.